UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2024
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On July 31, 2024, McKesson Corporation (“Company”) held its Annual Shareholders’ Meeting (“Annual Meeting”). Shown below are the results of the shareholders’ vote, as certified by the Inspector of Election, on each of the items of business described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 21, 2024 (“Proxy Statement”). Each of the items considered at the Annual Meeting is described in further detail in the Proxy Statement. No additional item was submitted at the Annual Meeting for shareholder action.
Item 1. Each of the following individuals nominated by the Board of Directors (“Board”) was elected to serve as a director, having received the following votes:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard H. Carmona, M.D.	102,889,690	1,301,134	226,747	10,430,364
Dominic J. Caruso	102,722,526	1,460,819	234,226	10,430,364
W. Roy Dunbar	96,615,390	7,469,486	332,695	10,430,364
Deborah Dunsire, M.D.	103,610,817	582,591	224,163	10,430,364
James H. Hinton	102,923,389	1,258,717	235,465	10,430,364
Donald R. Knauss	94,231,913	9,862,899	322,759	10,430,364
Bradley E. Lerman	102,939,946	1,235,297	242,328	10,430,364
Maria N. Martinez	94,460,082	9,735,942	221,547	10,430,364
Kevin M. Ozan	103,237,409	933,809	246,353	10,430,364
Brian S. Tyler	103,434,980	771,316	211,275	10,430,364
Kathleen Wilson-Thompson	98,325,321	5,868,018	224,232	10,430,364
Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,225,689	7,429,611	192,635	—
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,564,597	10,051,796	801,178	10,430,364
Item 4. The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation was approved, having received the following votes.3

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,861,330	16,200,963	355,278	10,430,364
Item 5. The shareholder-submitted proposal regarding an independent chairman of the Board was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,199,445	78,587,552	630,574	10,430,364
Item 6. The shareholder-submitted proposal requesting a report on the risks of state policies restricting reproductive health care was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,590,542	84,778,847	2,048,182	10,430,364

1
Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

2
Approval of each proposal with this footnote designation required the affirmative vote of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

3
Approval of this proposal required the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the proposal. Therefore, abstentions and broker non-votes had the same effect as a vote against the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2024

McKesson Corporation

By:	/s/ Michele Lau
Michele Lau
Executive Vice President and Chief Legal
Officer